EXHIBIT 23

                  CONSENT OF CROW, CHIZEK AND COMPANY LLP


















































                    CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the Registration Statement of Firstbank Corporation on Form S-8 (Registration No. 33-60190), of our report dated January 19, 1996 on the 1995 consolidated financial statements of Firstbank Corporation, which report is included in the 1995 Annual Report on Form 10-K of Firstbank Corporation.



                                   /S/ CROWE, CHIZEK AND COMPANY LLP
                                   Crowe, Chizek and Company LLP


Grand Rapids, Michigan
March 25, 1996